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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K


                                 CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of The
                       Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  February 19, 1997



                              RailAmerica, Inc.
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           (Exact Name of Registrant as Specified in its Charter)




      Delaware                        0-20618                 65-0328006
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State of Incorporation           Commission File           IRS Employer
                                 Number                  Identification no.



           301 Yamato Road, Suite 1190, Boca Raton, Florida 33431
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                    Address of Principal Executive Office



Registrant's telephone number, including area code:  (561) 994-6015
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                     INFORMATION INCLUDED IN THE REPORT

Item 2.    Acquisition or Disposition of Assets

           On February 19, 1997, RailAmerica, Inc. ( the "Company") acquired, through its wholly-owned subsidiary RailAmerica de Chile, S.A., a majority interest in the stock of Empressa de Transporte Ferroviario S.A. ("Ferronor"), a 1,400 mile railroad serving northern Chile. RailAmerica has joined in the purchase of Ferronor with Andres Pirazzoli Y Cia, Ltda ("APCO"), a large family-owned Chilean transportation and distribution company. The purchase price paid by RailAmerica/APCO for substantially all of the stock of Ferronor was approximately $12 million and was funded 55% by RailAmerica and 45% by APCO. The sale of Ferronor by Corporacion de Formento de la Produccion, an agency of the Chilean government, is a continuation of Chile's privatization process.

           Ferronor operates the only north-south railroad in northern Chile, extending from La Calera near Santiago, where it connects with Chile's southern railway, Ferrocarril del Pacifico, S.A., to its northern terminus at Iquique, approximately 120 miles south of the Peruvian border. It also operates several east-west branch lines that link a number of iron, copper and limestone mines and production facilities with several Chilean Pacific port cities. Ferronor also serves Argentina and Bolivia through traffic interchanged with the General Belgrano Railroad and the Ferrocarriles Antofagasta Bolivia. The Company plans to have Ferronor continue this line of business.

           The assets acquired consist primarily of land, buildings, railway corridor and equipment including 32 locomotives and approximately 700 rail cars.  The purchase price was arrived at through arms-length public bid process.
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Item 7.    Financial Statements and Exhibits

           (a)     Financial statements of business acquired.(1)

           See "Index to Financial Statements" on page 4.

           (b)     Pro forma financial information.(1)

           See "Index to Financial Statements" on page 4.

           (c)     Exhibits.(1)






___________________

           (1) It is impractical to provide the required financial information and exhibits at the present time. Accordingly, pursuant to the provisions of (a)(4) of Item 7 of Form 8-K, the Company will file by amendment the required information as soon as practical, but no later than 60 days after this report is required to be filed.





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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 6th day of March, 1997.


                                          RAILAMERICA, INC.



                                      BY:/s/ Gary O Marino
                                         ---------------------------------
                                         Gary O. Marino Chairman
                                         and Chief Executive Officer




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                                      INDEX TO FINANCIAL STATEMENTS

(a)        Financial Statements of business acquired.(2)

(b)        Pro forma financial information.(2)


















____________________________________

(2)        To be filed by amendment.





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